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                                                                  EXHIBIT 10.130

                              CAROLCO PICTURES INC.
                              8800 Sunset Boulevard
                          Los Angeles, California 90069




                                        EFFECTIVE DATE:  As of November 15, 1994



Mr. Mario Kassar
8800 Sunset Boulevard
Los Angeles,  California 90069

     RE:  EMPLOYMENT AGREEMENT

Dear Mr. Kassar:

     Reference is made to that certain employment agreement entered into as of August 10, 1994 (the "Agreement") between you, as "Employee," and Carolco Pictures Inc, as "Employer." In consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Employer and Employee agree to amend the Agreement as follows:

     The following sentence shall be added at the end of the second paragraph of subparagraph 1.6.4 (C):

     Notwithstanding the foregoing, the sale of the Company's rights and interest in the motion picture currently entitled LOLITA shall be governed by clause (ii) of this subparagraph.

     Except as otherwise set forth above, all of the terms and conditions of the Agreement shall remain in full force and effect.

     Please confirm your agreement to the foregoing by signing below where indicated.

                              Very truly yours,

                              CAROLCO PICTURES INC.


                              By: /s/ Robert W. Goldsmith

                              Its: Senior Vice President

AGREED AND ACCEPTED

/s/ Mario Kassar
MARIO KASSAR